329022288 v4 Exhibit 10.1 AMENDMENT TO SECURITIES PURCHASE AGREEMENT AND NOTE This AMENDMENT TO SECURITIES PURCHASE AGREEMENT AND NOTE (“Amendment”) is dated as of December 22, 2025, and is entered into by and among Origin Materials, Inc., a Delaware corporation (the “Company”), and Alto Opportunity Master Fund, SPC – Segregated Master Portfolio B (the “Purchaser”). The Company and the Purchaser are hereinafter sometimes collectively referred to as the “Parties” and each individually as a “Party”. RECITALS: WHEREAS, the Company and the Purchaser are party to (i) that certain Securities Purchase Agreement dated November 13, 2025 (the “SPA”), and (ii) that certain Senior Secured Convertible Note due 2028 issued by the Company to the Purchaser (as modified pursuant to the letter agreement dated December 2, 2025, the “Note”); WHEREAS, the Company and the Purchaser desire to amend certain terms and conditions of the Note as provided herein; NOW, THEREFORE, in consideration of the mutual conditions and agreements set forth in this Amendment, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows: 1. Definitions. Capitalized terms used in this Amendment but not otherwise defined herein have the meanings given such terms in the SPA or the Note, as applicable. 2. Amendment to SPA. (a) Effective as of the Amendment Effective Date, the Parties hereby amend Section 2.1(b) of the SPA by amending and restating the provision as follows: (b) Additional Closing. Following the receipt by the Company of the Stockholder Approval, on each 90th Trading Day anniversary thereafter (or such other times selected by the Company or Buyers) until the date that is 36 months following the Initial Closing Date, upon the terms and subject to the conditions set forth herein, including the satisfaction or waiver of the conditions set forth in Section 2.4 hereof, the Company agrees to sell, and each Buyer, severally and not jointly, agrees to purchase from the Company the Additional Notes, in such amounts requested by the Company from time to time as provided herein up to a maximum aggregate Subscription Amount equal to $22,500,000.00 at each Additional Closing (representing an aggregate principal amount of up to $25,000,000.00 at each Additional Closing); provided that, immediately following any Additional Closing, the aggregate outstanding principal amount of all Notes outstanding shall not exceed an amount equal to the lesser of (i) $25,000,000 and (ii) the product of (x) fifteen (15) multiplied by (y) the Trimmed Mean of the daily dollar trading volume for the Company’s Common Stock on the Principal Market during the thirty (30) Trading Day period preceding the applicable Additional Closing (the

2 329022288 v4 “Measurement Period”). Notwithstanding anything to the contrary herein or in any other Transaction Document, the Principal Amount of Initial Notes aggregated with the Principal Amount of Additional Notes issued shall not exceed $50,000,000 during any 12-month period. At each Additional Closing, each Buyer shall deliver to the Company, via wire transfer, immediately available funds equal to such Buyer’s Subscription Amount for the applicable Additional Closing and the Company shall deliver to each Buyer its Additional Note, and the Company and each Buyer shall deliver the other items set forth in Section 2.2(b) deliverable at the Additional Closing. Upon satisfaction of the covenants and conditions set forth in Sections 2.2(b), 2.3 and 2.4, each Additional Closing shall take place remotely by electronic transfer of the Additional Closing documentation. The Company may send a written notice to the other parties requesting the issuance and sale of Additional Notes at an Additional Closing, which notice shall be delivered ten (10) Trading Days prior to the desired Additional Closing Date, provided, always such Additional Closing shall be subject to all of the terms and conditions set forth in in Sections 2.2(b), 2.3 and 2.4 (which may be waived by the Buyers in their sole discretion) and the Buyers shall not be required to (but may at their option) consummate any Additional Closing if it is less than 90 days after the immediately preceding Additional Closing. (b) Effective as of the Amendment Effective Date, the Parties hereby amend Section 3.1(e)(iv) of the SPA by replacing the reference to “Section 4.5” with a reference to “Section 4.6”. 3. Amendments to Note. (a) Effective as of the Amendment Effective Date, the Parties hereby amend Section 1 of the Note by amending and restating the definition of “Permitted Indebtedness” as follows: “Permitted Indebtedness” means (a) the Indebtedness evidenced by the Note and the other Transaction Documents, (b) the Indebtedness existing on the Original Issue Date and disclosed in the SEC Reports, (c) Indebtedness in respect of the purchase of equipment or capital assets in cash or via financing which is secured against such equipment or capital assets, (d) Indebtedness in respect of the purchase of equipment from ‘cap customers’ in cash or via financing which is secured against such equipment and the proceeds thereof, provided, however, that the aggregate amount of Indebtedness incurred pursuant to the preceding clauses (c) and (d) shall not exceed $50,000,000 in the aggregate at any time outstanding, (e) Indebtedness in respect of Permitted Inventory Financing Arrangements in an aggregate principal amount not to exceed $15,000,000 in the aggregate at any time outstanding, (f) Indebtedness in respect of Permitted Accounts Receivable Financing Arrangements in an aggregate principal amount not to exceed $35,000,000 in the aggregate at any time outstanding, (g) Indebtedness of a Subsidiary, on the one hand, to the Company or to another Subsidiary, (h) Indebtedness (other than Indebtedness for borrowed money) in respect of workers’ compensation claims, self- insurance obligations, bankers’ acceptances, performance bonds, surety and appeals bonds and customs bonds, in each case, incurred in the ordinary course

3 329022288 v4 of business, (i) Indebtedness in respect of letters of credit with an aggregate face amount not to exceed $5,000,000 at any time, (j) Indebtedness in respect of (1) netting services, (2) overdraft protections and other cash management, (3) intercompany cash pooling and similar arrangements in the ordinary course of business in connection with deposit accounts, (4) automated clearing house transfers of funds and other payment services, and (5) any commercial credit card programs, provided, that the aggregate principal amount of all Indebtedness under this clause (j) shall not exceed $250,000 at any time outstanding, (k) Indebtedness incurred as a result of endorsing negotiable instruments received in the ordinary course of business, (l) Indebtedness with an aggregate principal amount not to exceed $2,000,000 at any time outstanding consisting of the financing of insurance premiums, (m) Indebtedness that may be deemed to exist in connection with agreements providing for warranty obligations entered into in the ordinary course of business, (n) customer or client advances or deposits received in the ordinary course of business, (o) Indebtedness under hedging or swap contracts solely to the extent entered into in the ordinary course of business to hedge or mitigate risks to which the Company or any of its Subsidiaries are exposed in the conduct of their business or the management of their liabilities and not for speculative purposes, provided that such Indebtedness shall not exceed $500,000 in the aggregate at any time outstanding, (p) guarantees by the Company of (i) any Indebtedness of any Subsidiary, provided that such Indebtedness constitutes Permitted Indebtedness pursuant to this definition, or (ii) any sale leaseback transaction that constitutes a Permitted Disposition, and (q) extensions, refinancings, modifications, amendments and restatements of any items of Permitted Indebtedness in clauses (b) through (p) above, provided that the principal amount thereof is not increased and the terms thereof are not modified to impose more burdensome terms upon the Company and/or the Subsidiaries. (b) Effective as of the Amendment Effective Date, the Parties hereby amend Section 7(b)(vi) of the Note by amending and restating such section as follows: make or hold any Investments other than: (a) Investments existing on the date of the Purchase Agreement and that are disclosed in the Company’s financial statements included in its most recent periodic report filed with the Commission, (b) Investments in cash and cash equivalents, (c) Investments in Subsidiaries in an amount not to exceed $1,000,000 outstanding in the aggregate at any time; (d) Investments (including debt obligations) received in connection with the bankruptcy or reorganization of customers or suppliers and in settlement of delinquent obligations of, and other disputes with, customers or suppliers arising in the ordinary course of the Company’s business; (e) Investments consisting of notes receivable of, or prepaid royalties and other credit extensions, to customers and suppliers in the ordinary course of business and consistent with past practice, provided that this clause (e) shall not apply to Investments of the Company in any Subsidiary thereof; (f) Investments consisting of (i) loans not involving the net transfer on a substantially contemporaneous basis of cash proceeds to employees, officers or directors

4 329022288 v4 relating to the purchase of capital stock of the Company pursuant to employee stock purchase plans or other similar agreements approved by the Company’s Board of Directors and (ii) travel advances and employee relocation loans and other employee loans and advances in the ordinary course of business; provided that the aggregate of all such loans outstanding may not exceed $50,000 at any time; (g) Investments in Subsidiaries to use for Capital expenditures for caps and closures production capacity; (h) extensions of credit to customers or advances, deposits or payment to or with suppliers, lessors or utilities or for workers’ compensation, in each case, that are incurred in the ordinary course of business; (i) other Investments that do not exceed $1,000,000 in the aggregate per calendar year; (j) guarantees permitted by clause (p) of the definition of “Permitted Indebtedness”; and (j) and other Investments in which the Collateral Agent is given a perfected, first priority security interest. 4. Conditions to Effectiveness. The effectiveness of this Amendment is subject to the prior or concurrent consummation of each of the following conditions: (a) Signature. Each Party shall have delivered an executed counterpart of its signature page to this Amendment; and (b) No Event of Default. After giving effect to this Amendment and the transactions contemplated hereby, no Event of Default shall have occurred and be continuing. 5. [RESERVED] 6. Affirmations. The Company acknowledges and agrees: (a) the Transaction Documents are legal, valid, binding and enforceable against the Company accordance with their respective terms; (b) the Company’s obligations under the Note and the other Transaction Documents are not subject to any setoff, deduction, claim, counterclaim or defenses of any kind or character whatsoever; and (c) the Purchaser has fully and timely performed all of its obligations and duties in compliance with the Transaction Documents and applicable law, and has acted reasonably, in good faith and appropriately under the circumstances. 7. Severability. The illegality or unenforceability of any provision of this Amendment shall not in any way affect or impair the legality or enforceability of the remaining provisions of this Amendment. 8. References. Any reference to the Notes contained in any notice, request, certificate, or other document executed concurrently with or after the execution and delivery of this Amendment shall be deemed to include this Amendment unless the context shall otherwise require. Reference in any of this Amendment, the Notes or any other Transaction Document to the Notes shall be a reference to the Notes as amended hereby and as further amended, modified, restated,

5 329022288 v4 supplemented or extended from time to time. 9. Counterparts. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts and each such counterpart shall be deemed to be an original, but all such counterparts shall together constitute but one and the same agreement. Receipt by telecopy of any executed signature page to this Amendment shall constitute effective delivery of such signature page. This Amendment to the extent signed and delivered by means of a facsimile machine or other electronic transmission (including “pdf”), shall be treated in all manner and respects and for all purposes as an original agreement or amendment and shall be considered to have the same binding legal effect as if it were the original signed version thereof delivered in person. No party hereto shall raise the use of a facsimile machine or other electronic transmission to deliver a signature or the fact that any signature or agreement or amendment was transmitted or communicated through the use of a facsimile machine or other electronic transmission as a defense to the formation or enforceability of a contract and each such party forever waives any such defense. 10. Captions. Section captions used in this Amendment are for convenience only and shall not affect the construction of this Amendment. 11. Ratification. The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions of the Notes and shall not be deemed to be a consent to the modification or waiver of any other term or condition of the Notes. Except as expressly modified and superseded by this Amendment, the terms and provisions of the Notes and the other Transaction Documents are ratified and confirmed and shall continue in full force and effect. This Amendment constitutes the entire agreement, and supersedes all prior understandings and agreements, among the parties relating to the subject matter hereof. 12. Governing Law. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES THAT WOULD RESULT IN THE APPLICATION OF ANY LAW OTHER THAN THE LAW OF THE STATE OF NEW YORK. 13. Disclosure/8-K obligation. The Company will disclose the material terms of this Amendment and the transactions contemplated hereby in a Current Report on Form 8-K, and attaching this Amendment as an exhibit thereto, by not later than 8:30 a.m. on the Trading Day immediately following the execution of this Amendment (the “Form 8-K”). Upon the filing of such Form 8-K, the Company represents to the Holder that it shall have publicly disclosed all “material, non-public information” delivered to the Holder by the Company or any of its Subsidiaries, or any of their respective officers, directors, employees or agents. [Signature Page Follows]

Signature Page to Amendment to Securities and Purchase Agreement and Note 6 329022288 v4 IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective duly authorized officers on the date first written above. PURCHASERS: ORIGIN MATERIALS, INC. By: /s/ John Bissell___________________ Name: John Bissell Title: Chief Executive Officer PURCHASERS: ALTO OPPORTUNITY MASTER FUND, SPC - SEGREGATED MASTER PORTFOLIO B By: /s/ Waqas Khatri__________________ Name: Waqas Khatri Title: Director